November 11, 2010

DGHM V2000 SMALLCAP VALUE FUND
INVESTOR CLASS SHARES
INSTITUTIONAL CLASS SHARES
CLASS C SHARES

A SERIES OF THE DGHM INVESTMENT TRUST

SUPPLEMENT TO PROSPECTUS DATED JUNE 28, 2010

           The Prospectus dated June 28, 2010, of the Investor Class Shares, Institutional Class Shares and Class C Shares of the DGHM V2000 SmallCap Value Fund (the “Fund”) is hereby amended to replace the “Fees and Expenses” section on Page 7 of the Prospectus:

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares	Class C Shares
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None	1.00%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses2	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses1	1.90%	1.65%	2.65%
Fee Waivers and/or Expense Reimbursements1,2	-	-	-
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements1,2	1.90%	1.65%	2.65%

1.
The Advisor has agreed to waive or reduce its fees and to assume other expenses of the V2000 SmallCap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the V2000 SmallCap Value Fund’s business, dividend expense on short sales, and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, If applicable) to not more than 1.65% of the average daily net assets of the V2000 SmallCap Value Fund through June 30, 2011.  The Trust or the Advisor may terminate this expense limitation agreement by mutual written consent.

2.	Because the V2000 SmallCap Value Fund has only recently commenced operations, expenses are estimated.

Example:

The following example is intended to help you compare the cost of investing in the V2000 SmallCap Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the V2000 SmallCap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the V2000 SmallCap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years
Investor Class Shares	$193	$597
Institutional Class Shares	$168	$520
Class C Shares	$368	$823

This Supplement should be read in conjunction with the Fund’s Prospectus and Statement of Additional Information (SAI).  For further information, please contact the Fund toll-free at (800) 628-4077.  You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or by calling the Fund’s toll-free at the number above.

Investors Should Retain This Supplement for Future Reference